UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2016

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by ITC Holdings Corp. (the “Company”) on December 12, 2016 (the “Original Filing”). The purpose of this amendment is to disclose the committee appointments of the new members appointed to the Company’s Board of Directors on December 6, 2016. Item 5.02 of the Original Filing is amended and restated as set forth below. There are no other changes to the Original Filing.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On December 6, 2016 the shareholder of ITC Holdings Corp. (the “Company”) approved the Board of Directors’ (the “Board”) recommendation to expand the size of the Board from four to nine directors and appointed Linda H. Blair, Albert Ernst, Sandra E. Pierce, Kevin L. Prust and Thomas G. Stephens as directors of the Company. There are no understandings or arrangements between Mses. Blair or Pierce nor Messrs. Ernst, Prust, or Stephens and any other person pursuant to which Mses. Blair or Pierce nor Messrs. Ernst, Prust, or Stephens was selected as a director of the Company. None of the new appointees to the Board has any family relationship with any director or executive officer of the Company. Ms. Blair currently serves as the Company’s President and Chief Executive Officer. The appointment of the new directors will be effective on January 1, 2017.

In connection with their service as directors, each appointee, except for Ms. Blair, will receive the Company’s standard non-employee director cash compensation. Specifically, Ms. Pierce and Messrs. Ernst, Prust and Stephens each will receive a $125,000 annual cash retainer (payable in equal quarterly installments), as well as an annual cash payment if he/she serves as chair of any committee or as chairman of the board of directors.

On January 19, 2017, the Board reconstituted the Audit and Risk Committee and the Governance and Human Resources Committee and created the Operations Committee. The Board appointed the following directors to serve on the committees:

	Joseph Welch	Linda Blair	Robert Elliot	Albert Ernst	Rhys Evenden	James Laurito	Barry Perry	Sandra Pierce	Kevin Prust	Thomas Stephens
Audit and Risk Committee			Member	Member	Member	Member			Chair
Governance and Human Resources Committee					Member		Member	Chair		Member
Operations Committee	Member			Member	Member		Member			Chair

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 24, 2017

ITC HOLDINGS CORP.

By:	/s/ Christine Mason Soneral
Christine Mason Soneral
Its:	Senior Vice President and General Counsel